Disposals	12 Months Ended
Dec. 31, 2016
Disposals [Abstract]
Disposals

Note 4: Disposals

Hilton Sydney

In July 2015, we completed the sale of the Hilton Sydney for a purchase price of 442 million Australian dollars (equivalent to $340 million as of the closing date). As a result of the sale, we recognized a pre-tax gain of $163 million included in gain on sales of assets, net in our consolidated statement of operations for the year ended December 31, 2015. The pre-tax gain was net of transaction costs, a goodwill reduction of $36 million and a reclassification of a currency translation adjustment of $25 million from accumulated other comprehensive loss into earnings concurrent with the disposition. The goodwill reduction was due to our consideration of the Hilton Sydney property as a business within our ownership segment; therefore, we reduced the carrying amount of our goodwill by the amount representing the fair value of the business disposed relative to the fair value of the portion of our ownership reporting unit goodwill that was retained.

Sale of Other Property and Equipment

During the year ended December 31, 2014, we completed the sale of two hotels for approximately $9 million. As a result of these sales, we recognized a pre-tax gain of $8 million, including the reclassification of a currency translation adjustment of $3 million from accumulated other comprehensive loss, concurrent with the disposition. The gain was included in other non-operating income, net in our consolidated statement of operations for the year ended December 31, 2014.